UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23, 2025
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Willow Tree Capital Corporation
(Exact name of Registrant as Specified in Its Charter)
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Maryland	814-01698	93-2706372
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue 29th Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 218-1090
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.
On December 23, 2025, WT Capital Fund – SPV1, LLC (“Capital Fund – SPV”), a Delaware limited liability company and wholly-owned subsidiary of the Willow Tree Capital Corporation (the "Company"), entered into a Second Amendment and Joinder to Amended and Restated Loan, Security and Collateral Management Agreement (the "Second Amendment"), which amends the Amended and Restated Loan, Security and Collateral Management Agreement, dated as of November 8, 2024, by and between the Company, as collateral manager and transferor, Capital Fund - SPV, as borrower, each of the lenders from time to time party thereto, Ally Bank, as administrative agent and arranger, and State Street Bank and Trust Company, as collateral custodian (the "A&R Credit Facility"). Unless otherwise indicated, the terms used below have the meanings ascribed in the Second Amendment.

The Second Amendment amends the A&R Credit Facility to, among other things, (i) increase the total commitment under the A&R Credit Facility from $500,000,000 to $575,000,000, (ii) join WT Capital Fund -SPV 1 Sub Gold LLC, a wholly-owned subsidiary of the Company, as a new borrower, (iii) reduce applicable spreads (iv) allow acquisitions of loans in foreign currencies such as EUR and GBP and (v) amend the definition of “Change of Control” and “Material Modification.”

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is attached hereto as Exhibit 10.1.
Item 2.03 – Creation of a Direct Financial Obligation.
The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1
Second Amendment and Joinder to Amended and Restated Loan, Security and Collateral Management Agreement, dated as of December 23, 2025, by and between Willow Tree Capital Corporation, as collateral manager, WT Capital Fund – SPV1, LLC, as a borrower, WT Capital Fund -SPV1 Sub-Gold LLC, as a borrower, each of the lenders from time to time party thereto and Ally Bank, as administrative agent and arranger.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Willow Tree Capital Corporation

Date: December 30, 2025	By:	/s/ Mark Klingensmith
Name: Mark Klingensmith
Title: Chief Financial Officer